UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2006

BLUE RIDGE PAPER PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-114032	56-2136509
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

41 Main Street, Canton, North Carolina	28716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (828) 454-0676

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  DESCRIPTION OF BUSINESS.

On August 21, 2006, Blue Ridge Paper Products Inc. (the “Company”) entered into a letter agreement with Robert Shanahan amending the current Employment Agreement between the Company, as employer, and Mr. Shanahan, as employee, dated July 16, 2001 (“Employment Agreement”).  Attached hereto and incorporated herein by reference as Exhibit 10.1 is the amendment.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit 10.1 — Letter Agreement Amendment to Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE PAPER PRODUCTS INC.

Date: August 21, 2006	By:	/s/ John B. Wadsworth
		Name:	John B. Wadsworth
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement Amendment to Employment Agreement